Receivables Sales Program	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Receivables Sales Program
6. RECEIVABLES SALES PROGRAM

In December 2017 and June 2019, the Company entered into agreements to sell certain trade accounts receivable to two unrelated, third-party financial institutions (collectively, the “Receivables Sales Program”). The agreements can be terminated by either party with 60 days' notice. The Company has no retained interest in the receivables sold under the Program; however, under the agreements the Company does have collection and administrative responsibilities for the sold receivables. Under the Program, the maximum amount of receivables that may be sold at any time is $300.0 million.

Receivables sold under the Program are de-recognized from the Company's Consolidated Balance Sheet at the time of the sale and the proceeds from such sales are reflected as a component of the change in receivables in the operating activities section of the Consolidated Statements of Cash Flows. The outstanding amount of accounts receivable sold under the Receivables Sales Program was $243.0 million and $177.0 million as of December 31, 2019 and December 31, 2018, respectively.

The loss on sale of receivables was $4.3 million, $3.8 million, and $0.2 million for the years ended December 31, 2019, 2018, and 2017, respectively, and is included in Other expense (income), net in the Consolidated Statements of Operations. The Company has not recognized any servicing assets or liabilities as of December 31, 2019 or December 31, 2018, as the fair value of the servicing arrangement as well as the fees earned were not material to the financial statements.

As of December 31, 2019 and December 31, 2018, the Company had collected but not yet remitted to the financial institutions $158.3 million and $119.3 million, respectively. These amounts were included in Accounts payable in the Consolidated Balance Sheets.